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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

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Section 7.3 Indenture                                                            Distribution Date:              11/15/2000
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(i)     Amount of the distribution allocable to principal of
        the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on
        the Notes  per $1,000 of the initial principal balance of
        the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on
        the Notes
               Class A Note Interest Requirement                    4,243,750.00
               Class B Note Interest Requirement                      363,020.83
               Class C Note Interest Requirement                      492,186.63
                       Total                                        5,098,957.46

        Amount of the distribution allocable to the interest on
        the Notes per $1,000 of the initial principal balance of
        the Notes
               Class A Note Interest Requirement                         5.65833
               Class B Note Interest Requirement                         5.80833
               Class C Note Interest Requirement                         6.12500

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00


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                                           By:
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                                               Name:   Patricia M. Garvey
                                               Title:  Vice President